UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2022

MALACCA STRAITS ACQUISITION COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 601-2

St. George’s Building

2 Ice House Street Central, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +852 21060888

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	MLACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	MLAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	MLACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 17, 2022, Malacca Straits Acquisition Company Limited (the “Company”) issued a promissory note (the “Note”) in the aggregate principal amount of up to $153,655 to Malacca Straits Management Company Limited, the sponsor of the Company (the “Sponsor”), in connection with the extension of the termination date for the Company’s initial business combination (the “Initial Business Combination”) from October 17, 2022 to July 17, 2023 (the “Termination Date”), which extension was approved at the Annual Meeting (defined below) held on October 12, 2022.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Initial Business Combination, or (b) the date of the liquidation of the Company. The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2022, the Company held its 2022 annual general meeting (the “Annual Meeting”) of shareholders. At the Annual Meeting, the Extension Amendment Proposal (as defined below) to amend the Company’s Amended and Restated Memorandum and Articles of Association (“Charter Amendment”) was approved. Under Cayman Islands law, the Charter Amendment took effect upon approval of the Extension Amendment Proposal (as defined below). A copy of the Charter Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on October 12, 2022, the Company’s shareholders were presented the proposals to (i) appoint five directors to serve on the Company’s board of directors (the “Board”) until the 2023 annual general meeting of the Company or until their successors are appointed and qualified, (ii) ratify the selection by the audit committee of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2022 (the “Auditor Ratification Proposal”), and (iii) to extend the date by which the Company must consummate a business combination from October 17, 2022 to July 17, 2023 (or such earlier date as determined by the Board) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”). The proposal to adjourn the Annual Meeting to a later date was not presented because there were enough votes to approve each of the foregoing proposals.

Set forth below are the final voting results for each of the foregoing proposals. Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, directors are appointed by the affirmative vote of a majority of the holders of the Class B ordinary shares of the Company (the “Class B Ordinary Shares”) who attend and vote at the Annual Meeting. The approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of the holders of the ordinary shares of the Company (including Class A ordinary shares and Class B Ordinary Shares, together, the “Ordinary Shares”) who attend and vote at the Annual Meeting. The approval of the Extension Amendment Proposal requires the affirmative vote of a majority of at least two-thirds of holders of Ordinary Shares who attend and vote at the Annual Meeting.

All five director nominees were elected as directors with the following vote from the holders of Class B Ordinary Shares:

	For	Withhold
Gordon Lo	3,593,750	0
Stanley Wang	3,593,750	0
Vince Ming Shu Leung	3,593,750	0
Ping He	3,593,750	0
Eugene TY Tan	3,593,750	0

The appointment of Withum as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022 was ratified with the following vote from the holders of Ordinary Shares:

For	Against	Abstentions
6,657,495	221	0

The Extension Amendment Proposal was approved with the following vote from the holders of Ordinary Shares:

For	Against	Abstentions
6,657,676	40	0

In connection with the vote to approve the Extension Amendment Proposal, the holders of 4,188,197 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.33 per share, for an aggregate redemption amount of approximately $43,282,728 in connection with the Extension Amendment Proposal.

The Sponsor has agreed to loan to the Company up to $153,654.12 to deposit into the Company’s trust account (the “Trust Account”) in an amount of $17,072.68 per month to extend the Termination Date on a month-by-month basis through July 17, 2023 as necessary (the “Monthly Extension Amount”). The Monthly Extension Amount will be deposited into the Trust Account commencing on October 17, 2022, and within seven (7) calendar days from the beginning of such calendar month (or portion thereof) until July 17, 2023. The Sponsor will have the sole discretion whether to continue extending for additional calendar months until July 17, 2023 (or such earlier date as determined by the Board).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Memorandum and Articles of Association, filed on October 14, 2022.
10.1	Promissory Note issued to Malacca Straits Management Company Limited, dated October 17, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2022

MALACCA STRAITS ACQUISITION COMPANY LIMITED

By:	/s/ Gordon Lo
Name:	Gordon Lo
Title:	Chief Executive Officer

3